Critical accounting estimates and assumptions	12 Months Ended
Dec. 31, 2017
Critical accounting estimates and assumptions
Critical accounting estimates and assumptions

3Critical accounting estimates and assumptions

The Company makes estimates concerning the future based on assumptions. The resulting accounting estimates will, by definition, seldom equal the related actual results. Management believes that the estimates and assumptions that may have a significant risk of causing a material adjustment to the carrying amounts of assets and liabilities within the next financial year are those addressed below.

(a)Deferred tax assets and deferred tax liabilities

The Company recognizes deferred tax assets and liabilities based on the temporary differences between the financial statement carrying amounts and the tax basis of assets and liabilities. If we or one of our subsidiaries operate at a loss or are unable to generate sufficient future taxable income, or if there is a material change in the actual effective tax rates or time period within which the underlying temporary differences become taxable or deductible, our deferred tax asset could be reduced and, then the effective tax rate would increase.

The Company has had a history of recurring taxable income, which has recently been offset by net operating loss carryforward assets. The Company’s management believes, based on projections of income approved at the appropriate levels, that it is probable the deferred tax asset will be fully realized.

(b)Employee benefits

The current value of the obligations under the healthcare plan depends on a number of factors that are determined based on actuarial calculations using various assumptions. The discount rate is one of the assumptions used in determining the net cost (revenue) of the actuarial obligations due, which is based on returns offered by Brazilian Government Bonds, which are denominated in the currency in which the benefits will be paid and that have terms to maturity similar to the terms of the obligations of the healthcare plan (Note 30).

The liability for share-based compensation regarding to Phantom Share Plan plan is recorded at its estimated fair value which is calculated by the Company using the closing price of the Company’s share. The fair value of each option granted under the Stock Option plan is estimated at the grant date based on the Black & Scholes option pricing model. Any changes in the assumptions used for calculating the liability will affect the amount recorded at the balance sheet date.

(c)Fair value of derivatives and other financial instruments

The fair value of financial instruments that are not traded in an active market is determined by using valuation techniques. Fibria uses judgment to select a variety of methods and make assumptions that are mainly based on market conditions existing at the end of each reporting period. The Company also uses its judgment to define scenarios and the assumptions for sensitivity analyses (Note 5).

Any changes to the assumptions used for calculations involving the fair value of financial instruments could significantly affect the financial position of the Company.

(d)Biological assets

The calculation of the fair value of biological assets takes into consideration various assumptions which require a high degree of judgment. Any changes in these assumptions, would have an impact on the discounted cash flow result, resulting in an appreciation or devaluation of these assets (Note 18).

The main assumptions used by Management to calculate the fair value of the biological assets and the correlation between changes in such premises and the fair value of the biological assets, are described as follows:

Assumptions used	Impact on fair value of the biological assets

Actual planted area (hectare)	Increase of the premise, increase the fair value
Average annual growth (IMA) - m3/hectare	Increase of the premise, increase the fair value
Net average sale price - R$/m3	Increase of the premise, increase the fair value
Remuneration of own contributory assets - %	Increase of the premise, decrease the fair value
Discount rate - %	Increase of the premise, decrease the fair value

For the assumption called “actual planted area”, we consider that the immature forests (up to two years from the date of planting) are maintained at historical cost, as a result of the Management’s understanding that during this period, the historical cost of biological assets approximates their fair value.

The assumption regarding the “net average sale price” of biological assets (measured in R$/m³) is supported only in market prices research, in order to maximize the usage of external and independent data to measure the fair value of the forests.

(e)Review of the useful lives and recoverability of long-lived assets

The Company reviews its long-lived assets to be held and used in its activities for impairment. Whenever events or changes in circumstances indicate that the carrying value of an asset or group of assets may not be recoverable on the basis of future cash flows. The Company reduces the net book value if the carrying amount exceeds the recoverable amount (Note 38(b)).

(f)Contingent assets, contingent liabilities and legal obligations

The Company is currently involved in certain labor, civil and tax proceedings. The provision for legal proceeds is recorded based on Management’s evaluation and on the advice of internal and external legal counsel, and are subject to a high level of judgment (Note 25).

(g)Goodwill impairment

The Company performs impairment tests at least annually, or more frequently when events or changes in circumstances may indicate that the carrying amount of cash-generating units to which goodwill has been allocated might not be recoverable (Note 2.16). The recoverable amount of CGUs is determined based on calculations of the value in use, which involves significant estimates (Note 38(a)).